UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

OMEGA FLEX, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	000-51372	23-1948942
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

451 Creamery Way,

Exton, Pennsylvania, 19341

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (610) 524-7272

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OFLX	NASDAQ Global Market

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the Quarterly Report on Form 10-Q for the period ended September 30, 2021.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2022, Omega Flex, Inc. (the “Company”) announced the following organizational changes, effective immediately:

(a)	Dean W. Rivest has been appointed as President of the Company, reporting directly to Mark F. Albino, who has retained the position of chief operating officer of the Company,
(b)	Edwin B. Moran has been appointed as Executive Vice President of Sales, including all industrial and commercial products, reporting to Mr. Rivest,
(c)	Matthew F. Unger has been appointed as Vice President – Finance and Chief Financial Officer, reporting to Mr. Rivest.

Mr. Rivest has been employed by the Company since 2000, and most recently was Executive Vice President, responsible for manufacturing and engineering for all products, as well as sales and marketing for the industrial and MediTrac® products, which he has held since 2020. Prior to that, Mr. Rivest was the Vice President and General Manager of the industrial and MediTrac® products since 2005.

Mr. Moran has been employed by the Company since 2001, and most recently was the Vice President for Residential Markets for flexible gas piping products. Mr. Unger was formerly the Interim Finance Director since 2021, and before that was the Company controller. Other than salary adjustments commensurate with their new positions, there have been no other changes to the compensation of the three officers.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	none
(b)	none
(c)	none
(d)	The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit 99.1 –	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OMEGA FLEX, INC. (Registrant)

Date: January 19, 2022	By:	/s/ Kevin R. Hoben
Kevin R. Hoben
Chairman and Chief Executive Officer